UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2024

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.

2155 Park Blvd.

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGRQ*	N/A*

*

On April 11, 2024, our common stock was suspended from trading on The Nasdaq Stock Market LLC and began trading under the symbol “EIGRQ” on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on April 1, 2024, Eiger BioPharmaceuticals, Inc. (the “Company”) and its direct subsidiaries filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”) under the caption In re Eiger BioPharmaceuticals, Inc., et al, Case No. 24-80040 (the “Chapter 11 Cases”).

Lonafarnib Antiviral Asset Purchase Agreement

On August 1, 2024, the Company entered into an asset purchase agreement (the “Lonafarnib Antiviral Asset Purchase Agreement”) with Eiger InnoTherapeutics, Inc. (the “Purchaser”), pursuant to which the Purchaser has agreed to purchase, assume and accept from the Company all of the rights, title and interests in, to and under the assets and interests used in the business related to the development, manufacture, and commercialization of certain lonafarnib antiviral products (the “Lonafarnib Antiviral Transferred Assets”), including certain manufacturing contracts, subject to the Bankruptcy Court’s approval.

Under the Lonafarnib Antiviral Asset Purchase Agreement, the Purchaser has agreed, subject to the Bankruptcy Court’s approval, to acquire the Lonafarnib Antiviral Transferred Assets for $5.2 million plus a portion of the cure costs with respect to assigned contracts (which portion may be up to $0.18 million, $0.38 million, $2.18 million or $2.38 million depending on certain circumstances) and the assumption of specified liabilities related to the Lonafarnib Antiviral Transferred Assets. The Lonafarnib Antiviral Asset Purchase Agreement includes customary representations and warranties and various customary covenants and closing conditions under the circumstances that are subject to certain limitations, including, without limitation, a termination fee, expense reimbursement and certain third-party consents.

The foregoing description of the Lonafarnib Antiviral Asset Purchase Agreement is a summary only, is not complete, and is qualified in its entirety by reference to the full text of the Lonafarnib Antiviral Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Peginterferon Lambda Asset Purchase Agreement

On August 1, the Company entered into an asset purchase agreement (the “Peginterferon Lambda Asset Purchase Agreement,” and collectively with the Lonafarnib Antiviral Asset Purchase Agreement, the “Asset Purchase Agreements”) with the Purchaser, pursuant to which the Purchaser has agreed to purchase, assume and accept from the Company all of the rights, title and interests in, to and under the assets and interests used in the business related to the development, manufacture, and commercialization of certain PEG-interferon lambda-1a products (the “Peginterferon Lambda Transferred Assets” and collectively with the Lonafarnib Antiviral Transferred Assets, the “Transferred Assets”), including certain manufacturing contracts, subject to the Bankruptcy Court’s approval.

Under the Peginterferon Lambda Asset Purchase Agreement, the Purchaser has agreed, subject to the Bankruptcy Court’s approval, to acquire the Peginterferon Lambda Transferred Assets for $1.0 million plus up to $0.27 million of cure costs with respect to assigned contracts and the assumption of specified liabilities related to the Peginterferon Lambda Transferred Assets. The Peginterferon Lambda Asset Purchase Agreement includes customary representations and warranties and various customary covenants and closing conditions under the circumstances that are subject to certain limitations, including, without limitation, expense reimbursement and certain third-party consents.

The foregoing description of the Peginterferon Lambda Asset Purchase Agreement is a summary only, is not complete, and is qualified in its entirety by reference to the full text of the Peginterferon Lambda Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the anticipated process for the approval of the Asset Purchase Agreements; the Company’s expectations regarding the Asset Purchase Agreements; the Company’s ability to complete the transactions or actions contemplated by the Asset Purchase Agreements; the Company’s intention to continue operations during the Chapter 11 Cases; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 Cases and to maintain contracts that are critical to its operations; the effect of the filing of the Chapter 11 Cases and any sales of all or some of the Company’s assets on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 Cases or the potential sale of all or some of the Company’s assets, including the Transferred Assets; uncertainty regarding obtaining the Bankruptcy Court’s approval of the Transferred Assets or other conditions to the potential sale of the Transferred Assets; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Lonafarnib Antiviral Asset Purchase Agreement, dated August 1, 2024, by and between Eiger InnoTherapeutics, Inc. and Eiger BioPharmaceuticals, Inc.*

10.2	Peginterferon Lambda Asset Purchase Agreement, dated August 1, 2024, by and between Eiger InnoTherapeutics, Inc. and Eiger BioPharmaceuticals, Inc.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.
Dated: August 2, 2024

	By:	/s/ James Vollins
James Vollins
General Counsel, Chief Compliance Officer & Corporate Secretary